Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO) 1350

FUSE GROUP HOLDING INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fuse Group Holding Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Umesh Patel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2020	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer